UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 4, 2005

LSI LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-11674 (Commission File Number)	94-2712976 (IRS Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 433-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Use of Non-GAAP Financial Information
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition

On January 4, 2005, LSI Logic Corporation issued a news release announcing a business update for the fourth fiscal quarter ended December 31, 2004. A copy of this news release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information

LSI Logic has referenced non-GAAP financial information in the news release. LSI Logic management believes that the results of operations excluding special items presented for the fourth quarter of 2004 provides useful information to investors regarding results of operations, as it excludes charges, expenses, gains and losses that are not directly related to the ongoing business results and/or stem from purchase business combinations. These business results are used by management for evaluating historical performance in addition to being used for the Company’s forecasting and planning for future periods. Restructuring of operations, acquisition-related amortization and other special items are examples of charges that are not directly related to the Company’s ongoing business and/or stem from purchase business combinations.

Results of operations excluding special items for the period presented are provided for illustrative purposes only and should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States and LSI Logic’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2003.

The Non-GAAP financial information is arrived at by adding 54-58 cents per diluted share to the GAAP projection, and consists of acquisition-related amortization, restructuring and other special items. The GAAP projection includes the previously announced estimated $180 million non-cash asset impairment charge associated with the Company’s Gresham manufacturing campus in the fourth quarter of 2004.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
No.	Description
99.1	LSI Logic Corporation News Release issued January 4, 2005.*

* Furnished, not filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION, a Delaware corporation
By:	/s/ David G. Pursel
David G. Pursel
Vice President, General Counsel & Corporate Secretary

Date: January 10, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	LSI Logic Corporation News Release issued January 4, 2005*

* Furnished, not filed.